UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2021

KLX ENERGY SERVICES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Louisiana Street, Suite 2900

Houston, Texas 77002

(Address of Principal Executive Offices)

(832) 518-4094

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01	Other Items.

Annual Meeting

The board of directors of KLX Energy Services Holdings, Inc. (the “Company”) has determined that it intends to hold the Company’s Annual Meeting of Stockholders (the “2021 Annual Meeting”) on June 8, 2021, at a time and location to be specified in the Company’s proxy statement for the 2021 Annual Meeting.

Stockholder Proposals and Director Nominations

Because the date of the 2021 Annual Meeting represents a change of more than 30 days from the anniversary date of the Company’s 2020 Annual Meeting of Shareholders, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is giving notice of this change and is updating the applicable deadlines for the submission of stockholder proposals for the 2021 Annual Meeting. Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting pursuant to Rule 14a-8 must ensure that their proposal is received by the Secretary of the Company at 1415 Louisiana Street, Suite 2900, Houston, Texas 77002, by the close of business on March 8, 2021, which the Company has determined to be a reasonable time before it expects to begin making its proxy materials available. Rule 14a-8 proponents and the proposals they submit must also comply with the requirements of Rule 14a-8 and other applicable laws in order to be eligible for inclusion in the Company’s proxy materials for the 2021 Annual Meeting. The March 8, 2021 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) under the Exchange Act.

In addition, in accordance with the requirements contained in Bylaws of the Company (the “Bylaws”), stockholders who wish to nominate a person for election as a director or bring other business that is a proper subject for stockholder action before the 2021 Annual Meeting outside of Rule 14a-8 must ensure that written notice (including all of the information specified in the Bylaws) of such nomination or other proposal is received by the Secretary of the Company at the address specified above no later than the close of business on March 8, 2021. Any such nomination or other proposal must meet the requirements set forth in the Bylaws in order to be brought before the 2021 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUINTANA ENERGY SERVICES INC.

February 26, 2021	By:	/s/ Christopher J. Baker
	Name:	Christopher J. Baker
	Title:	President and Chief Executive Officer

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